Exhibit 99.2

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q20

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income and Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
Loans (EOP)	20
Consumer Loan Delinquencies and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses on Loans and Unfunded Lending Commitments	23 - 24
Components of Provision for Loan Losses	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP -- FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	1Q20 Increase/ (Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Total Revenues, Net of Interest Expense	$18,576	$18,758	$18,574	$18,378	$20,731	13%	12%
Total Operating Expenses	10,584	10,500	10,464	10,454	10,594	1%	-
Net Credit Losses (NCLs)	1,948	1,963	1,913	1,944	2,108	8%	8%
Credit Reserve Build / (Release) for Loans	(4)	126	149	179	4,336	NM	NM
Provision / (Release) for Unfunded Lending Commitments	24	(15)	9	74	557	NM	NM
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	12	19	17	25	26	4%	NM
Provisions for Credit Losses and for Benefits and Claims	$1,980	$2,093	$2,088	$2,222	$7,027	NM	NM
Income from Continuing Operations before Income Taxes	$6,012	$6,165	$6,022	$5,702	$3,110	(45%)	(48%)
Income Taxes(1)(2)	1,275	1,373	1,079	703	576	(18%)	(55%)
Income from Continuing Operations	$4,737	$4,792	$4,943	$4,999	$2,534	(49%)	(47%)
Income (Loss) from Discontinued Operations, net of Taxes	(2)	17	(15)	(4)	(18)	NM	NM
Net Income before Noncontrolling Interests	$4,735	$4,809	$4,928	$4,995	$2,516	(50%)	(47%)
Net Income (Loss) Attributable to Noncontrolling Interests	25	10	15	16	(6)	NM	NM
Citigroup's Net Income	$4,710	$4,799	$4,913	$4,979	$2,522	(49%)	(46%)

Diluted Earnings Per Share:
Income from Continuing Operations	$1.87	$1.94	$2.08	$2.15	$1.06	(51%)	(43%)
Citigroup's Net Income	$1.87	$1.95	$2.07	$2.15	$1.05	(51%)	(44%)

Shares (in millions):
Average Basic	2,340.4	2,286.1	2,220.8	2,149.4	2,097.9	(2%)	(10%)
Average Diluted	2,342.4	2,289.0	2,237.1	2,166.8	2,113.7	(2%)	(10%)
Common Shares Outstanding, at period end	2,312.5	2,259.1	2,183.2	2,114.1	2,081.8	(2%)	(10%)

Preferred Dividends	$262	$296	$254	$296	$291	(2%)	11%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,391	$4,436	$4,647	$4,653	$2,228	(52%)	(49%)
Citigroup's Net Income	$4,389	$4,453	$4,632	$4,649	$2,210	(52%)	(50%)

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,391	$4,436	$4,656	$4,661	$2,235	(52%)	(49%)
Citigroup's Net Income	$4,389	$4,453	$4,641	$4,657	$2,217	(52%)	(49%)

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio(3)(4)(5)	11.91%	11.89%	11.58%	11.81%	11.2%
Tier 1 Capital Ratio(3)(4)(5)	13.44%	13.40%	13.20%	13.36%	12.6%
Total Capital Ratio(3)(4)(5)	16.41%	16.33%	16.07%	15.97%	15.1%
Supplementary Leverage Ratio (SLR)(4)(5)(6)	6.43%	6.36%	6.27%	6.21%	6.0%
Return on Average Assets	0.98%	0.97%	0.97%	0.99%	0.49%
Return on Average Common Equity	10.2%	10.1%	10.4%	10.6%	5.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	57.0%	56.0%	56.3%	56.9%	51.1%

Balance Sheet Data (in billions of dollars, except per share amounts)(4):
Total Assets	$1,958.4	$1,988.2	$2,014.8	$1,951.2	$2,219.8	14%	13%
Total Average Assets	1,939.4	1,979.1	2,000.1	1,996.6	2,079.7	4%	7%
Total Deposits	1,030.4	1,045.6	1,087.8	1,070.6	1,184.9	11%	15%
Citigroup's Stockholders' Equity	196.3	197.4	196.4	193.2	192.3	-	(2%)
Book Value Per Share	77.09	79.40	81.02	82.90	83.75	1%	9%
Tangible Book Value Per Share(7)	65.55	67.64	69.03	70.39	71.52	2%	9%

Direct Staff (in thousands)	203	200	199	200	201	1%	(1%)

(1)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(2)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(3)

Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Advanced Approaches framework as of March 31, 2020, and the U.S. Basel III Standardized Approach framework for all prior periods presented, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework for all periods presented. The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.

(4)	March 31, 2020 is preliminary.
(5)	See footnote 4 on page 27
(6)	For the composition of Citi's SLR, see page 27.
(7)	Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	1Q20 Increase/ (Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Revenues
Interest revenue	$19,076	$19,712	$19,177	$18,545	$17,139	(8%)	(10%)
Interest expense	7,317	7,762	7,536	6,548	5,647	(14%)	(23%)
Net interest revenue	11,759	11,950	11,641	11,997	11,492	(4%)	(2%)

Commissions and fees	2,926	2,881	2,906	3,033	3,021	-	3%
Principal transactions	2,804	1,874	2,802	1,412	5,261	NM	88%
Administrative and other fiduciary fees	839	869	880	823	854	4%	2%
Realized gains (losses) on investments	130	468	361	515	432	(16%)	NM
Other-than-temporary impairment losses on investments and other assets	(8)	(5)	(14)	(5)	(55)	NM	NM
Other revenue	126	721	(2)	603	(274)	NM	NM
Total non-interest revenues	6,817	6,808	6,933	6,381	9,239	45%	36%
Total revenues, net of interest expense	18,576	18,758	18,574	18,378	20,731	13%	12%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,948	1,963	1,913	1,944	2,108	8%	8%
Credit reserve build / (release) for loans	(4)	126	149	179	4,336	NM	NM
Provision for loan losses	1,944	2,089	2,062	2,123	6,444	NM	NM
Provision for Held-to-maturity (HTM) debt securities	-	-	-	-	6	NM	NM
Provision for Other assets	-	-	-	-	(4)	NM	NM
Provision for policyholder benefits and claims	12	19	17	25	24	(4%)	100%
Provision for unfunded lending commitments	24	(15)	9	74	557	NM	NM
Total provisions for credit losses and for benefits and claims	1,980	2,093	2,088	2,222	7,027	NM	NM

Operating Expenses
Compensation and benefits	5,658	5,381	5,329	5,065	5,654	12%	-
Premises and equipment	564	569	580	615	565	(8%)	-
Technology / communication expense	1,720	1,724	1,783	1,850	1,723	(7%)	-
Advertising and marketing expense	359	434	378	345	328	(5%)	(9%)
Other operating	2,283	2,392	2,394	2,579	2,324	(10%)	2%
Total operating expenses	10,584	10,500	10,464	10,454	10,594	1%	-

Income from Continuing Operations before
Income Taxes	6,012	6,165	6,022	5,702	3,110	(45%)	(48%)
Provision for income taxes (1)(2)	1,275	1,373	1,079	703	576	(18%)	(55%)

Income (Loss) from Continuing Operations	4,737	4,792	4,943	4,999	2,534	(49%)	(47%)
Discontinued Operations
Income (Loss) from Discontinued Operations	(2)	(10)	(15)	(4)	(18)	NM	NM
Provision (benefits) for income taxes	-	(27)	-	-	-	-	-
Income (Loss) from Discontinued Operations, net of taxes	(2)	17	(15)	(4)	(18)	NM	NM

Net Income before Noncontrolling Interests	4,735	4,809	4,928	4,995	2,516	(50%)	(47%)

Net Income (Loss) attributable to noncontrolling interests	25	10	15	16	(6)	NM	NM
Citigroup's Net Income	$4,710	$4,799	$4,913	$4,979	$2,522	(49%)	(46%)

(1)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(2)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q20 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2019	2019	2019	2019	2020 (1)	4Q19	1Q19
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,448	$24,997	$24,086	$23,967	$23,755	(1%)	(3%)
Deposits with banks	181,445	178,246	196,357	169,952	262,165	54%	44%
Securities borrowed and purchased under agreements to resell	264,495	259,769	261,125	251,322	262,536	4%	(1%)
Brokerage receivables	44,500	50,027	54,215	39,857	68,555	72%	54%
Trading account assets	286,511	306,831	306,824	276,140	365,000	32%	27%
Investments
Available-for-sale and non-marketable equity securities	275,132	273,435	275,425	280,265	308,219	10%	12%
Held-to-maturity debt securities	66,842	68,693	75,841	80,775	82,315	2%	23%
Equity securities	7,307	7,574	7,117	7,523	8,349	11%	14%
Total investments	349,281	349,702	358,383	368,563	398,883	8%	14%
Loans, net of unearned income
Consumer	290,968	296,505	297,400	309,548	288,430	(7%)	(1%)
Corporate	391,378	392,165	394,343	389,935	432,590	11%	11%
Loans, net of unearned income	682,346	688,670	691,743	699,483	721,020	3%	6%
Allowance for loan losses	(12,329)	(12,466)	(12,530)	(12,783)	(20,841)	(63%)	(69%)
Total loans, net	670,017	676,204	679,213	686,700	700,179	2%	5%
Goodwill	22,037	22,065	21,822	22,126	21,264	(4%)	(4%)
Intangible assets (including MSRs)	5,196	5,026	4,844	4,822	4,560	(5%)	(12%)
Other assets	110,483	115,359	107,933	107,709	112,873	5%	2%
Total assets	$1,958,413	$1,988,226	$2,014,802	$1,951,158	$2,219,770	14%	13%

Liabilities
Non-interest-bearing deposits in U.S. offices	$101,354	$95,659	$99,731	$98,811	$113,371	15%	12%
Interest-bearing deposits in U.S. offices	373,339	382,738	407,872	401,418	462,327	15%	24%
Total U.S. deposits	474,693	478,397	507,603	500,229	575,698	15%	21%
Non-interest-bearing deposits in offices outside the U.S.	80,594	82,750	82,723	85,692	85,439	-	6%
Interest-bearing deposits in offices outside the U.S.	475,068	484,460	497,443	484,669	523,774	8%	10%
Total international deposits	555,662	567,210	580,166	570,361	609,213	7%	10%

Total deposits	1,030,355	1,045,607	1,087,769	1,070,590	1,184,911	11%	15%
Securities loaned and sold under agreements to resell	190,372	181,133	195,047	166,339	222,324	34%	17%
Brokerage payables	62,656	69,839	63,342	48,601	74,368	53%	19%
Trading account liabilities	136,392	136,294	135,596	119,894	163,995	37%	20%
Short-term borrowings	39,322	42,442	35,230	45,049	54,951	22%	40%
Long-term debt	243,566	252,189	242,238	248,760	266,098	7%	9%
Other liabilities(2)	58,735	62,612	58,510	57,979	60,141	4%	2%
Total liabilities	$1,761,398	$1,790,116	$1,817,732	$1,757,212	$2,026,788	15%	15%

Equity
Stockholders' equity
Preferred stock	$17,980	$17,980	$19,480	$17,980	$17,980	-	-
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,551	107,657	107,741	107,840	107,550	-	-
Retained earnings	154,859	158,321	161,797	165,369	163,438	(1%)	6%
Treasury stock	(47,861)	(51,427)	(56,541)	(61,660)	(64,147)	(4%)	(34%)
Accumulated other comprehensive income (loss)	(36,308)	(35,203)	(36,135)	(36,318)	(32,521)	10%	10%
Total common equity	$178,272	$179,379	$176,893	$175,262	$174,351	(1%)	(2%)

Total Citigroup stockholders' equity	$196,252	$197,359	$196,373	$193,242	$192,331	-	(2%)
Noncontrolling interests	763	751	697	704	651	(8%)	(15%)
Total equity	197,015	198,110	197,070	193,946	192,982	-	(2%)
Total liabilities and equity	$1,958,413	$1,988,226	$2,014,802	$1,951,158	$2,219,770	14%	13%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Global Consumer Banking
North America	$5,000	$4,966	$5,179	$5,253	$5,224	(1%)	4%
Latin America	1,272	1,320	1,269	1,377	1,199	(13%)	(6%)
Asia(1)	1,818	1,847	1,841	1,829	1,751	(4%)	(4%)
Total	8,090	8,133	8,289	8,459	8,174	(3%)	1%

Institutional Clients Group
North America	3,269	3,632	3,244	3,314	4,947	49%	51%
EMEA	3,170	2,960	3,138	2,738	3,470	27%	9%
Latin America	1,268	1,307	1,294	1,297	1,418	9%	12%
Asia	2,311	2,156	2,175	2,028	2,649	31%	15%
Total	10,018	10,055	9,851	9,377	12,484	33%	25%

Corporate / Other	468	570	434	542	73	(87%)	(84%)

Total Citigroup - Net Revenues	$18,576	$18,758	$18,574	$18,378	$20,731	13%	12%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Income (Loss) from Continuing Operations

Global Consumer Banking
North America	$707	$663	$884	$970	$(910)	NM	NM
Latin America	216	234	217	234	(36)	NM	NM
Asia (1)	397	404	402	374	191	(49%)	(52%)
Total	1,320	1,301	1,503	1,578	(755)	NM	NM

Institutional Clients Group

North America	748	1,050	818	895	896	-	20%
EMEA	1,125	1,005	1,060	677	1,035	53%	(8%)
Latin America	540	519	487	565	526	(7%)	(3%)

Asia	999	851	864	741	1,169	58%	17%
Total	3,412	3,425	3,229	2,878	3,626	26%	6%

Corporate / Other	5	66	211	543	(337)	NM	NM

Income From Continuing Operations	$4,737	$4,792	$4,943	$4,999	$2,534	(49%)	(47%)

Discontinued Operations	(2)	17	(15)	(4)	(18)	NM	NM

Net Income Attributable to Noncontrolling Interests	25	10	15	16	(6)	NM	NM

Total Citigroup - Net Income	$4,710	$4,799	$4,913	$4,979	$2,522	(49%)	(46%)

Average Assets (in billions)
North America	$999	$1,028	$1,054	$1,053	$1,113	6%	11%
EMEA(1)	363	370	363	357	378	6%	4%
Latin America	126	128	130	133	129	(3%)	2%
Asia(1)	352	355	356	359	366	2%	4%
Corporate / Other	99	98	97	95	94	(1%)	(5%)
Total	$1,939	$1,979	$2,000	$1,997	$2,080	4%	7%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.59%	0.67%	0.64%	0.70%	0.00%
EMEA(1)	1.24%	1.08%	1.14%	0.74%	1.09%
Latin America	2.43%	2.36%	2.15%	2.38%	1.53%
Asia(1)	1.61%	1.42%	1.41%	1.22%	1.50%
Corporate / Other	(0.05%)	0.34%	0.78%	2.24%	(1.50%)
Total	0.98%	0.97%	0.97%	0.99%	0.49%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Net Interest Revenue	$6,940	$6,957	$7,127	$7,181	$7,072	(2%)	2%
Non-Interest Revenue	1,150	1,176	1,162	1,278	1,102	(14%)	(4%)
Total Revenues, Net of Interest Expense	8,090	8,133	8,289	8,459	8,174	(3%)	1%
Total Operating Expenses	4,416	4,471	4,368	4,373	4,368	-	(1%)
Net Credit Losses	1,868	1,870	1,802	1,842	1,983	8%	6%
Credit Reserve Build / (Release) for Loans	96	94	129	120	2,829	NM	NM
Provision for Unfunded Lending Commitments	(3)	-	2	2	(1)	NM	67%
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	12	19	17	25	20	(20%)	67%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,973	1,983	1,950	1,989	4,831	NM	NM
Income (Loss) from Continuing Operations before Taxes	1,701	1,679	1,971	2,097	(1,025)	NM	NM
Income Taxes (Benefits)	381	378	468	519	(270)	NM	NM
Income (Loss) from Continuing Operations	1,320	1,301	1,503	1,578	(755)	NM	NM
Noncontrolling Interests	-	1	2	3	(1)	NM	(100%)
Net Income (Loss)	$1,320	$1,300	$1,501	$1,575	$(754)	NM	NM
EOP Assets (in billions)	$379	$390	$394	$407	$403	(1%)	6%
Average Assets (in billions)	$380	$384	$392	$399	$406	2%	7%
Return on Average Assets (ROA)	1.41%	1.36%	1.52%	1.57%	(0.75%)
Efficiency Ratio	55%	55%	53%	52%	53%

Net Credit Losses as a % of Average Loans	2.70%	2.68%	2.52%	2.51%	2.75%

Revenue by Business
Retail Banking	$3,106	$3,202	$3,117	$3,124	$3,046	(2%)	(2%)
Cards (1)	4,984	4,931	5,172	5,335	5,128	(4%)	3%
Total	$8,090	$8,133	$8,289	$8,459	$8,174	(3%)	1%

Net Credit Losses by Business
Retail Banking	$233	$225	$225	$227	$235	4%	1%
Cards (1)	1,635	1,645	1,577	1,615	1,748	8%	7%
Total	$1,868	$1,870	$1,802	$1,842	$1,983	8%	6%

Income from Continuing Operations by Business
Retail Banking	$409	$517	$492	$424	$120	(72%)	(71%)
Cards (1)	911	784	1,011	1,154	(875)	NM	NM
Total	$1,320	$1,301	$1,503	$1,578	$(755)	NM	NM

Foreign Currency (FX) Translation Impact
Total Revenue - as Reported	$8,090	$8,133	$8,289	$8,459	$8,174	(3%)	1%
Impact of FX Translation (2)	(115)	(104)	(72)	(120)	-
Total Revenues - Ex-FX (2)	$7,975	$8,029	$8,217	$8,339	$8,174	(2%)	2%

Total Operating Expenses – as Reported	$4,416	$4,471	$4,368	$4,373	$4,368	-	(1%)
Impact of FX Translation (2)	(66)	(56)	(38)	(67)	-
Total Operating Expenses - Ex-FX (2)	$4,350	$4,415	$4,330	$4,306	$4,368	1%	-

Total Provisions for LLR & PBC - as Reported	$1,973	$1,983	$1,950	$1,989	$4,831	NM	NM
Impact of FX Translation (2)	(26)	(25)	(16)	(22)	-
Total Provisions for LLR & PBC - Ex-FX (2)	$1,947	$1,958	$1,934	$1,967	$4,831	NM	NM

Net Income (Loss) – as Reported	$1,320	$1,300	$1,501	$1,575	$(754)	NM	NM
Impact of FX Translation (2)	(15)	(16)	(12)	(21)	-
Total Net Income (Loss) - Ex-FX (2)	$1,305	$1,284	$1,489	$1,554	$(754)	NM	NM

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 1Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,404	2,399	2,394	2,348	2,333	(1%)	(3%)
Accounts (in millions)	54.9	55.5	55.8	55.9	55.9	-	2%
Average Deposits	$271.7	$275.2	$276.8	$282.6	$290.1	3%	7%
Investment Sales	$21.1	$22.8	$23.9	$22.7	$29.6	30%	40%
Investment Assets under Management (AUMs)	$160.1	$164.3	$165.6	$174.8	$144.6	(17%)	(10%)
Average Loans	$117.9	$118.1	$119.5	$123.0	$123.1	-	4%
EOP Loans:
Mortgages	$80.8	$81.9	$83.0	$85.1	$83.3	(2%)	3%
Personal, Small Business and Other	37.3	37.8	37.6	39.7	36.9	(7%)	(1%)
EOP Loans	$118.1	$119.7	$120.6	$124.8	$120.2	(4%)	2%

Total Net Interest Revenue (in millions)(1)	$2,097	$2,119	$2,069	$2,048	$1,981	(3%)	(6%)
As a % of Average Loans	7.21%	7.20%	6.87%	6.61%	6.47%

Net Credit Losses (in millions)	$233	$225	$225	$227	$235	4%	1%
As a % of Average Loans	0.80%	0.76%	0.75%	0.73%	0.77%
Loans 90+ Days Past Due (in millions)(2)	$394	$416	$392	$438	$429	(2%)	9%
As a % of EOP Loans	0.34%	0.35%	0.33%	0.35%	0.36%
Loans 30-89 Days Past Due (in millions)(2)	$744	$831	$803	$816	$794	(3%)	7%
As a % of EOP Loans	0.63%	0.70%	0.67%	0.66%	0.66%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	140.1	139.5	138.2	138.3	137.3	(1%)	(2%)
Purchase Sales (in billions)	$128.0	$142.0	$141.8	$152.0	$127.6	(16%)	-

Average Loans (in billions)(3)	$162.7	$162.0	$164.6	$168.0	$167.2	-	3%
EOP Loans (in billions)(3)	$160.3	$165.1	$165.8	$175.1	$159.1	(9%)	(1%)
Average Yield(4)	13.95%	13.87%	13.87%	13.62%	13.59%
Total Net Interest Revenue(5)	$4,843	$4,838	$5,058	$5,133	$5,091	(1%)	5%
As a % of Average Loans(5)	12.07%	11.98%	12.19%	12.12%	12.25%
Net Credit Losses	$1,635	$1,645	$1,577	$1,615	$1,748	8%	7%
As a % of Average Loans	4.08%	4.07%	3.80%	3.81%	4.20%
Net Credit Margin(6)	$3,350	$3,286	$3,598	$3,722	$3,378	(9%)	1%
As a % of Average Loans(6)	8.35%	8.14%	8.67%	8.79%	8.13%
Loans 90+ Days Past Due	$2,111	$2,010	$2,078	$2,299	$2,174	(5%)	3%
As a % of EOP Loans	1.32%	1.22%	1.25%	1.31%	1.37%
Loans 30-89 Days Past Due	$2,007	$1,952	$2,153	$2,185	$2,076	(5%)	3%
As a % of EOP Loans	1.25%	1.18%	1.30%	1.25%	1.30%

(1)	Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Net Interest Revenue	$4,897	$4,869	$5,041	$5,062	$5,036	(1%)	3%
Non-Interest Revenue	103	97	138	191	188	(2%)	83%
Total Revenues, Net of Interest Expense (1)	5,000	4,966	5,179	5,253	5,224	(1%)	4%
Total Operating Expenses	2,572	2,621	2,511	2,450	2,536	4%	(1%)
Net Credit Losses	1,408	1,417	1,350	1,408	1,526	8%	8%
Credit Reserve Build / (Release)	118	81	161	109	2,362	NM	NM
Provision for Unfunded Lending Commitments	(3)	-	2	2	(1)	NM	67%
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	6	6	4	3	5	67%	(17%)
Provisions for Loan Losses and for Benefits and Claims	1,529	1,504	1,517	1,522	3,892	NM	NM
Income (Loss) from Continuing Operations before Taxes	899	841	1,151	1,281	(1,204)	NM	NM
Income Taxes (Benefits)	192	178	267	311	(294)	NM	NM
Income (Loss) from Continuing Operations	707	663	884	970	(910)	NM	NM
Noncontrolling Interests	-	-	-	-	-	-	-
Net Income (Loss)	$707	$663	$884	$970	$(910)	NM	NM
Average Assets (in billions)	$226	$229	$235	$237	$246	4%	9%
Return on Average Assets	1.27%	1.16%	1.49%	1.62%	(1.49%)
Efficiency Ratio	51%	53%	48%	47%	49%

Net Credit Losses as a % of Average Loans	3.08%	3.07%	2.84%	2.90%	3.18%

Revenue by Business
Retail Banking	$1,131	$1,159	$1,131	$1,108	$1,130	2%	-
Citi-Branded Cards	2,195	2,197	2,334	2,439	2,347	(4%)	7%
Citi Retail Services	1,674	1,610	1,714	1,706	1,747	2%	4%
Total	$5,000	$4,966	$5,179	$5,253	$5,224	(1%)	4%

Net Credit Losses by Business
Retail Banking	$39	$40	$40	$42	$37	(12%)	(5%)
Citi-Branded Cards	706	723	712	723	795	10%	13%
Citi Retail Services	663	654	598	643	694	8%	5%
Total	$1,408	$1,417	$1,350	$1,408	$1,526	8%	8%

Income from Continuing Operations by Business
Retail Banking	$21	$56	$67	$52	$(73)	NM	NM
Citi-Branded Cards	382	364	441	555	(529)	NM	NM
Citi Retail Services	304	243	376	363	(308)	NM	NM
Total	$707	$663	$884	$970	$(910)	NM	NM

(1)	1Q18 includes an approximate $150 million gain on the sale of the Hilton Card portfolio.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	689	688	687	687	686	-	-
Accounts (in millions)	9.0	9.1	9.1	9.1	9.1	-	1%
Average Deposits	$149.6	$151.6	$153.6	$156.2	$161.3	3%	8%
Investment Sales	$8.8	$9.6	$9.6	$9.8	$12.4	27%	41%
Investment AUMs	$65.9	$68.2	$68.5	$72.2	$62.0	(14%)	(6%)

Average Loans	$47.6	$47.8	$48.6	$49.8	$50.5	1%	6%

EOP Loans:
Mortgages	$44.7	$45.3	$46.3	$47.5	$47.9	1%	7%
Personal, Small Business and Other	3.0	2.9	2.8	2.8	2.9	4%	(3%)
Total EOP Loans	$47.7	$48.2	$49.1	$50.3	$50.8	1%	6%

Mortgage Originations (1)	$2.0	$3.9	$5.0	$6.0	$4.1	(32%)	NM

Third Party Mortgage Servicing Portfolio (EOP)	$44.9	$44.5	$44.2	$43.8	$43.9	-	(2%)

Net Servicing and Gain/(Loss) on Sale (in millions)	$31.8	$31.3	$32.9	$38.2	$86.3	NM	NM

Saleable Mortgage Rate Locks	$1.1	$1.5	$1.9	$2.0	$2.9	45%	NM

Net Interest Revenue on Loans (in millions)	$180	$175	$171	$178	$184	3%	2%
As a % of Avg. Loans	1.53%	1.47%	1.40%	1.42%	1.47%

Net Credit Losses (in millions)	$39	$40	$40	$42	$37	(12%)	(5%)
As a % of Avg. Loans	0.33%	0.34%	0.33%	0.33%	0.29%

Loans 90+ Days Past Due (in millions) (2)	$132	$133	$125	$146	$161	10%	22%
As a % of EOP Loans	0.28%	0.28%	0.26%	0.29%	0.32%
Loans 30-89 Days Past Due (in millions) (2)	$263	$341	$313	$334	$298	(11%)	13%
As a % of EOP Loans	0.56%	0.72%	0.65%	0.67%	0.59%

(1)	Originations of residential first mortgages.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $173 million and ($0.6 billion), $162 million and ($0.6 billion), and $150 million and ($0.6 billion), $135 million and ($0.5 billion), and $124 million and ($0.5 billion) as of March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $78 million and ($0.6 billion), $89 million and ($0.6 billion), $78 million and ($0.6 billion), $72 million and ($0.5 billion), and $64 million and ($0.5 billion) as of March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.8	34.8	34.7	34.9	35.0	-	1%
Purchase Sales (in billions)	$83.6	$93.2	$93.5	$98.1	$85.8	(13%)	3%
Average Loans (in billions) (1)	$87.7	$88.4	$90.5	$92.4	$92.3	-	5%
EOP Loans (in billions) (1)	$87.0	$90.6	$91.5	$96.3	$88.4	(8%)	2%
Average Yield (2)	11.24%	11.13%	11.19%	10.96%	10.86%	(1%)	(3%)

Total Net Interest Revenue (3)	$1,972	$1,974	$2,084	$2,144	$2,142	-	9%
As a % of Avg. Loans (3)	9.12%	8.96%	9.14%	9.21%	9.33%
Net Credit Losses	$706	$723	$712	$723	$795	10%	13%
As a % of Average Loans	3.26%	3.28%	3.12%	3.10%	3.46%
Net Credit Margin (4)	$1,487	$1,470	$1,621	$1,715	$1,550	(10%)	4%
As a % of Avg. Loans (4)	6.88%	6.67%	7.11%	7.36%	6.75%
Loans 90+ Days Past Due	$828	$799	$807	$915	$891	(3%)	8%
As a % of EOP Loans	0.95%	0.88%	0.88%	0.95%	1.01%
Loans 30-89 Days Past Due	$731	$705	$800	$814	$770	(5%)	5%
As a % of EOP Loans	0.84%	0.78%	0.87%	0.85%	0.87%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	84.6	84.1	83.0	82.9	81.9	(1%)	(3%)
Purchase Sales (in billions)	$18.6	$22.5	$21.7	$25.1	$18.0	(28%)	(3%)
Average Loans (in billions) (1)	$50.2	$49.1	$49.7	$50.5	$50.5	-	1%
EOP Loans (in billions) (1)	$48.9	$49.6	$50.0	$52.9	$48.9	(8%)	-
Average Yield (2)	18.17%	18.10%	18.08%	17.66%	17.78%	1%	(2%)

Total Net Interest Revenue (3)	$2,078	$2,036	$2,136	$2,121	$2,119	-	2%
As a % of Avg. Loans (3)	16.79%	16.63%	17.05%	16.66%	16.88%
Net Credit Losses	$663	$654	$598	$643	$694	8%	5%
As a % of Average Loans	5.36%	5.34%	4.77%	5.05%	5.53%
Net Credit Margin (4)	$1,007	$953	$1,113	$1,061	$1,048	(1%)	4%
As a % of Avg. Loans (4)	8.14%	7.79%	8.88%	8.34%	8.35%
Loans 90+ Days Past Due	$918	$840	$923	$1,012	$958	(5%)	4%
As a % of EOP Loans	1.88%	1.69%	1.85%	1.91%	1.96%
Loans 30-89 Days Past Due	$859	$831	$943	$945	$903	(4%)	5%
As a % of EOP Loans	1.76%	1.68%	1.89%	1.79%	1.85%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Net Interest Revenue	$877	$918	$913	$931	$887	(5%)	1%
Non-Interest Revenue (2)	395	402	356	446	312	(30%)	(21%)
Total Revenues, Net of Interest Expense	1,272	1,320	1,269	1,377	1,199	(13%)	(6%)
Total Operating Expenses	673	704	724	782	699	(11%)	4%
Net Credit Losses	296	279	275	259	277	7%	(6%)
Credit Reserve Build / (Release)	(2)	3	(34)	(5)	265	NM	NM
Provision for Unfunded Lending Commitments	-	-	-	-	-	-	-
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	6	13	13	22	15	(32%)	NM
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	300	295	254	276	557	NM	86%
Income (Loss) from Continuing Operations before Taxes	299	321	291	319	(57)	NM	NM
Income Taxes (Benefits)	83	87	74	85	(21)	NM	NM
Income (Loss) from Continuing Operations	216	234	217	234	(36)	NM	NM
Noncontrolling Interests	-	-	-	-	-	-	-
Net Income (Loss)	$216	$234	$217	$234	$(36)	NM	NM
Average Assets (in billions)	$33	$34	$35	$37	$35	(5%)	6%
Return on Average Assets	2.65%	2.76%	2.46%	2.51%	(0.41%)
Efficiency Ratio	53%	53%	57%	57%	58%

Net Credit Losses as a % of Average Loans	6.98%	6.54%	6.42%	5.91%	6.67%

Revenue by Business
Retail Banking	$899	$903	$851	$932	$783	(16%)	(13%)
Citi-Branded Cards	373	417	418	445	416	(7%)	12%
Total	$1,272	$1,320	$1,269	$1,377	$1,199	(13%)	(6%)

Net Credit Losses by Business
Retail Banking	$136	$123	$119	$116	$130	12%	(4%)
Citi-Branded Cards	160	156	156	143	147	3%	(8%)
Total	$296	$279	$275	$259	$277	7%	(6%)

Income from Continuing Operations by Business
Retail Banking	$161	$164	$134	$141	$(23)	NM	NM
Citi-Branded Cards	55	70	83	93	(13)	NM	NM
Total	$216	$234	$217	$234	$(36)	NM	NM

FX Translation Impact
Total Revenue - as Reported	$1,272	$1,320	$1,269	$1,377	$1,199	(13%)	(6%)
Impact of FX Translation (3)	(74)	(73)	(54)	(84)	-
Total Revenues - Ex-FX (3)	$1,198	$1,247	$1,215	$1,293	$1,199	(7%)	-

Total Operating Expenses - as Reported	$673	$704	$724	$782	$699	(11%)	4%
Impact of FX Translation (3)	(36)	(37)	(30)	(45)	-
Total Operating Expenses - Ex-FX (3)	$637	$667	$694	$737	$699	(5%)	10%

Total Provisions for LLR & PBC - as Reported	$300	$295	$254	$276	$557	NM	86%
Impact of FX Translation (3)	(19)	(20)	(12)	(18)	-
Total Provisions for LLR & PBC - Ex-FX (3)	$281	$275	$242	$258	$557	NM	98%

Net Income (Loss) - as Reported	$216	$234	$217	$234	$(36)	NM	NM
Impact of FX Translation (3)	(12)	(12)	(8)	(14)	-
Total Net Income (Loss) - Ex-FX (3)	$204	$222	$209	$220	$(36)	NM	NM

(1)Latin America GCB consists of Citi's consumer banking operations in Mexico.

(2)3Q18 includes an approximate $250 million gain on the sale of an asset management business.

(3)Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 1Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,464	1,459	1,458	1,419	1,411	(1%)	(4%)
Accounts (in millions)	30.0	30.3	30.3	30.1	29.9	(1%)	-
Average Deposits	$22.7	$22.8	$22.5	$23.0	$22.9	-	1%
Investment Sales	$3.4	$3.4	$3.4	$3.7	$3.7	-	9%
Investment AUMs	$30.2	$30.7	$31.7	$33.7	$26.6	(21%)	(12%)
Average Loans	$11.5	$11.5	$11.4	$11.6	$11.1	(4%)	(3%)
EOP Loans:
Mortgages	$4.1	$4.2	$4.2	$4.4	$3.5	(20%)	(15%)
Personal, Small Business and Other	7.2	7.2	7.0	7.3	5.7	(22%)	(21%)
Total EOP Loans	$11.3	$11.4	$11.2	$11.7	$9.2	(21%)	(19%)

Total Net Interest Revenue (in millions)(1)	$574	$578	$572	$578	$548	(5%)	(5%)
As a % of Average Loans (1)	20.24%	20.16%	19.91%	19.77%	19.86%
Net Credit Losses (in millions)	$136	$123	$119	$116	$130	12%	(4%)
As a % of Average Loans	4.80%	4.29%	4.14%	3.97%	4.71%
Loans 90+ Days Past Due (in millions)	$95	$108	$97	$106	$90	(15%)	(5%)
As a % of EOP Loans	0.84%	0.95%	0.87%	0.91%	0.98%
Loans 30-89 Days Past Due (in millions)	$185	$191	$191	$180	$140	(22%)	(24%)
As a % of EOP Loans	1.64%	1.68%	1.71%	1.54%	1.52%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.5	5.4	5.3	5.3	5.2	(2%)	(5%)
Purchase Sales	$4.4	$4.7	$4.7	$5.4	$4.0	(26%)	(9%)
Average Loans (2)	$5.7	$5.6	$5.6	$5.8	$5.6	(3%)	(2%)
EOP Loans (2)	$5.6	$5.7	$5.5	$6.0	$4.5	(25%)	(20%)
Average Yield (3)	23.68%	25.21%	24.97%	24.91%	25.03%	-	6%

Total Net Interest Revenue (in millions) (4)	$303	$340	$341	$353	$339	(4%)	12%
As a % of Average Loans (4)	21.56%	24.35%	24.16%	24.15%	24.35%
Net Credit Losses (in millions)	$160	$156	$156	$143	$147	3%	(8%)
As a % of Average Loans	11.38%	11.17%	11.05%	9.78%	10.56%
Net Credit Margin (in millions) (5)	$220	$268	$269	$307	$274	(11%)	25%
As a % of Average Loans (5)	15.65%	19.20%	19.06%	21.00%	19.68%
Loans 90+ Days Past Due (in millions)	$165	$169	$152	$165	$121	(27%)	(27%)
As a % of EOP Loans	2.95%	2.96%	2.76%	2.75%	2.69%
Loans 30-89 Days Past Due (in millions)	$161	$159	$161	$159	$132	(17%)	(18%)
As a % of EOP Loans	2.88%	2.79%	2.93%	2.65%	2.93%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Net Interest Revenue	$1,166	$1,170	$1,173	$1,188	$1,149	(3%)	(1%)
Non-Interest Revenue	652	677	668	641	602	(6%)	(8%)
Total Revenues, Net of Interest Expense	1,818	1,847	1,841	1,829	1,751	(4%)	(4%)
Total Operating Expenses	1,171	1,146	1,133	1,141	1,133	(1%)	(3%)
Net Credit Losses	164	174	177	175	180	3%	10%
Credit Reserve Build / (Release)	(20)	10	2	16	202	NM	NM
Provision for Unfunded Lending Commitments	-	-	-	-	-	-	-
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	144	184	179	191	382	100%	NM
Income from Continuing Operations before Taxes	503	517	529	497	236	(53%)	(53%)
Income Taxes	106	113	127	123	45	(63%)	(58%)
Income from Continuing Operations	397	404	402	374	191	(49%)	(52%)
Noncontrolling Interests	-	1	2	3	(1)	NM	(100%)
Net Income	$397	$403	$400	$371	$192	(48%)	(52%)
Average Assets (in billions)	$121	$121	$122	$125	$125	-	3%
Return on Average Assets	1.33%	1.34%	1.30%	1.18%	0.62%
Efficiency Ratio	64%	62%	62%	62%	65%

Net Credit Losses as a % of Average Loans	0.85%	0.90%	0.90%	0.86%	0.90%

Revenue by Business
Retail Banking	$1,076	$1,140	$1,135	$1,084	$1,133	5%	5%
Citi-Branded Cards	742	707	706	745	618	(17%)	(17%)
Total	$1,818	$1,847	$1,841	$1,829	$1,751	(4%)	(4%)

Net Credit Losses by Business
Retail Banking	$58	$62	$66	$69	$68	(1%)	17%
Citi-Branded Cards	106	112	111	106	112	6%	6%
Total	$164	$174	$177	$175	$180	3%	10%

Income from Continuing Operations by Business
Retail Banking	$227	$297	$291	$231	$216	(6%)	(5%)
Citi-Branded Cards	170	107	111	143	(25)	NM	NM
Total	$397	$404	$402	$374	$191	(49%)	(52%)

FX Translation Impact
Total Revenue - as Reported	$1,818	$1,847	$1,841	$1,829	$1,751	(4%)	(4%)
Impact of FX Translation (2)	(41)	(31)	(18)	(36)	-
Total Revenues - Ex-FX (2)	$1,777	$1,816	$1,823	$1,793	$1,751	(2%)	(1%)

Total Operating Expenses - as Reported	$1,171	$1,146	$1,133	$1,141	$1,133	(1%)	(3%)
Impact of FX Translation (2)	(30)	(19)	(8)	(22)	-
Total Operating Expenses - Ex-FX (2)	$1,141	$1,127	$1,125	$1,119	$1,133	1%	(1%)

Provisions for LLR & PBC - as Reported	$144	$184	$179	$191	$382	100%	NM
Impact of FX Translation (2)	(7)	(5)	(4)	(4)	-
Total Provisions for LLR & PBC - Ex-FX (2)	$137	$179	$175	$187	$382	NM	NM

Net Income - as Reported	$397	$403	$400	$371	$192	(48%)	(52%)
Impact of FX Translation (2)	(3)	(4)	(4)	(7)	-
Total Net Income - Ex-FX (2)	$394	$399	$396	$364	$192	(47%)	(51%)

(1)Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 1Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	251	252	249	242	236	(2%)	(6%)
Accounts (in millions)	15.9	16.1	16.4	16.7	16.9	1%	6%
Average Deposits	$99.4	$100.8	$100.7	$103.4	$105.9	2%	7%
Investment Sales	$8.9	$9.8	$10.9	$9.2	$13.5	47%	52%
Investment AUMs	$64.0	$65.4	$65.4	$68.9	$56.0	(19%)	(13%)
Average Loans	$58.8	$58.8	$59.5	$61.6	$61.5	-	5%
EOP Loans:
Mortgages	$32.0	$32.4	$32.5	$33.2	$31.9	(4%)	-
Personal, Small Business and Other	27.1	27.7	27.8	29.6	28.3	(4%)	4%
Total EOP Loans	$59.1	$60.1	$60.3	$62.8	$60.2	(4%)	2%

Total Net Interest Revenue (in millions)(2)	$676	$682	$676	$673	$658	(2%)	(3%)
As a % of Average Loans (2)	4.66%	4.65%	4.51%	4.33%	4.30%
Net Credit Losses (in millions)	$58	$62	$66	$69	$68	(1%)	17%
As a % of Average Loans	0.40%	0.42%	0.44%	0.44%	0.44%
Loans 90+ Days Past Due (in millions)	$167	$175	$170	$186	$178	(4%)	7%
As a % of EOP Loans	0.28%	0.29%	0.28%	0.30%	0.30%
Loans 30-89 Days Past Due (in millions)	$296	$299	$299	$302	$356	18%	20%
As a % of EOP Loans	0.50%	0.50%	0.50%	0.48%	0.59%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.2	15.2	15.2	15.2	15.2	-	-
Purchase Sales	$21.4	$21.6	$21.9	$23.4	$19.8	(15%)	(7%)
Average Loans (3)	$19.1	$18.9	$18.8	$19.3	$18.8	(3%)	(2%)
EOP Loans (3)	$18.8	$19.2	$18.8	$19.9	$17.3	(13%)	(8%)
Average Yield (4)	12.42%	12.33%	12.39%	12.42%	12.37%	-	-

Total Net Interest Revenue (in millions)(5)	$490	$488	$497	$515	$491	(5%)	-
As a % of Average Loans(6)	10.40%	10.36%	10.49%	10.59%	10.50%
Net Credit Losses (in millions)	$106	$112	$111	$106	$112	6%	6%
As a % of Average Loans	2.25%	2.38%	2.34%	2.18%	2.40%
Net Credit Margin (in millions)(6)	$636	$595	$595	$639	$506	(21%)	(20%)
As a % of Average Loans(6)	13.50%	12.63%	12.56%	13.14%	10.83%
Loans 90+ Days Past Due	$200	$202	$196	$207	$204	(1%)	2%
As a % of EOP Loans	1.06%	1.05%	1.04%	1.04%	1.18%
Loans 30-89 Days Past Due	$256	$257	$249	$267	$271	1%	6%
As a % of EOP Loans	1.36%	1.34%	1.32%	1.34%	1.57%

(1)Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.

(3)Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)Average yield is gross interest revenue earned on loans divided by average loans.

(5)Net interest revenue includes certain fees that are recorded as interest revenue.

(6)Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Commissions and Fees	$1,154	$1,079	$1,126	$1,103	$1,222	11%	6%
Administration and Other Fiduciary Fees	683	709	707	657	691	5%	1%
Investment Banking	1,113	1,101	1,045	1,181	1,231	4%	11%
Principal Transactions	2,638	1,936	2,583	1,405	5,359	NM	NM
Other (1)	280	721	319	509	(114)	NM	NM
Total Non-Interest Revenue	5,868	5,546	5,780	4,855	8,389	73%	43%
Net Interest Revenue (including Dividends)	4,150	4,509	4,071	4,522	4,095	(9%)	(1%)
Total Revenues, Net of Interest Expense	10,018	10,055	9,851	9,377	12,484	33%	25%
Total Operating Expenses	5,619	5,548	5,611	5,446	5,810	7%	3%
Net Credit Losses	78	91	110	115	127	10%	63%
Credit Reserve Build / (Release)	(74)	52	36	57	1,316	NM	NM
Provision for Unfunded Lending Commitments	28	(11)	7	74	553	NM	NM
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	-	-	-	-	8	NM	NM
Provisions for Credit Losses and for Benefits and Claims	32	132	153	246	2,004	NM	NM
Income from Continuing Operations before Taxes	4,367	4,375	4,087	3,685	4,670	27%	7%
Income Taxes	955	950	858	807	1,044	29%	9%
Income from Continuing Operations	3,412	3,425	3,229	2,878	3,626	26%	6%
Noncontrolling Interests	11	10	8	11	(1)	NM	NM
Net Income	$3,401	$3,415	$3,221	$2,867	$3,627	27%	7%
EOP Assets (in billions)	$1,472	$1,501	$1,525	$1,447	$1,723	19%	17%
Average Assets (in billions)	1,460	1,497	1,511	1,503	1,580	5%	8%
Return on Average Assets (ROA)	0.94%	0.91%	0.85%	0.76%	0.92%
Efficiency Ratio	56%	55%	57%	58%	47%

Revenue by Region
North America	$3,269	$3,632	$3,244	$3,314	$4,947	49%	51%
EMEA	3,170	2,960	3,138	2,738	3,470	27%	9%
Latin America	1,268	1,307	1,294	1,297	1,418	9%	12%
Asia	2,311	2,156	2,175	2,028	2,649	31%	15%
Total Revenues, net of Interest Expense	$10,018	$10,055	$9,851	$9,377	$12,484	33%	25%

Income (loss) from Continuing Operations by Region
North America	$748	$1,050	$818	$895	$896	-	20%
EMEA	1,125	1,005	1,060	677	1,035	53%	(8%)
Latin America	540	519	487	565	526	(7%)	(3%)
Asia	999	851	864	741	1,169	58%	17%
Income from Continuing Operations	$3,412	$3,425	$3,229	$2,878	$3,626	26%	6%

Average Loans by Region (in billions)
North America	$185	$188	$189	$191	$196	3%	6%
EMEA	84	85	88	89	88	(1%)	5%
Latin America	42	41	39	38	38	-	(10%)
Asia	74	73	73	73	73	-	(1%)
Total	$385	$387	$389	$391	$395	1%	3%

EOP Deposits by Region (in billions)
North America	$349	$356	$393	$375	$444	19%	28%
EMEA	197	196	195	190	210	11%	7%
Latin America	34	34	34	36	36	-	6%
Asia	159	166	173	167	188	12%	18%
Total	$739	$752	$795	$768	$878	14%	19%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$512	$525	$548	$536	$621	16%	21%
All Other ICG Businesses	227	227	247	232	257	11%	13%
Total	$739	$752	$795	$768	$878	14%	19%

(1)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Revenue Details
Investment Banking
Advisory	$378	$232	$276	$373	$386	3%	2%
Equity Underwriting	172	314	247	240	180	(25%)	5%
Debt Underwriting	804	737	705	738	784	6%	(2%)
Total Investment Banking	1,354	1,283	1,228	1,351	1,350	-	-
Treasury and Trade Solutions	2,539	2,587	2,559	2,608	2,423	(7%)	(5%)
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	749	725	715	732	448	(39%)	(40%)
Private Bank	880	866	865	847	949	12%	8%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges)(1)	$5,522	$5,461	$5,367	$5,538	$5,170	(7%)	(6%)

Corporate Lending - Gain/(Loss) on Loan Hedges(1)	(231)	(75)	(33)	(93)	816	NM	NM
Total Banking Revenues including G/(L) on Loan Hedges(1)	$5,291	$5,386	$5,334	$5,445	$5,986	10%	13%

Fixed Income Markets	$3,452	$3,323	$3,211	$2,898	$4,790	65%	39%
Equity Markets	842	790	760	516	1,169	NM	39%
Securities Services	638	682	664	647	645	-	1%
Other	(205)	(126)	(118)	(129)	(106)	18%	48%
Total Markets and Securities Services	$4,727	$4,669	$4,517	$3,932	$6,498	65%	37%

Total Revenues, net of Interest Expense	$10,018	$10,055	$9,851	$9,377	$12,484	33%	25%

Taxable-equivalent adjustments (2)	$104	$105	$122	$117	$86	(26%)	(17%)

Total ICG Revenues including taxable-equivalent adjustments(2)	$10,122	$10,160	$9,973	$9,494	$12,570	32%	24%

Commissions and Fees	$174	$198	$194	$216	$189	(13%)	9%
Principal Transactions (3)	2,377	1,870	2,080	1,334	3,549	NM	49%
Other (4)	150	533	183	251	(59)	NM	NM
Total Non-Interest Revenue	$2,701	$2,601	$2,457	$1,801	$3,679	NM	36%
Net Interest Revenue	751	722	754	1,097	1,111	1%	48%
Total Fixed Income Markets	$3,452	$3,323	$3,211	$2,898	$4,790	65%	39%

Rates and Currencies	$2,402	$2,118	$2,491	$2,214	$4,038	82%	68%
Spread Products / Other Fixed Income	1,050	1,205	720	684	752	10%	(28%)
Total Fixed Income Markets	$3,452	$3,323	$3,211	$2,898	$4,790	65%	39%

Commissions and Fees	$293	$274	$287	$267	$362	36%	24%
Principal Transactions (3)	396	7	388	(16)	774	NM	95%
Other	7	10	2	153	8	(95%)	14%
Total Non-Interest Revenue	$696	$291	$677	$404	$1,144	NM	64%
Net Interest Revenue	146	499	83	112	25	(78%)	(83%)
Total Equity Markets	$842	$790	$760	$516	$1,169	NM	39%

(1)Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the private bank and corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(3)Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

(4)2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Net Interest Revenue	$669	$484	$443	$294	$325	11%	(51%)
Non-interest revenue	(201)	86	(9)	248	(252)	NM	(25%)
Total Revenues, Net of Interest Expense	468	570	434	542	73	(87%)	(84%)
Total Operating Expenses	549	481	485	635	416	(34%)	(24%)
Net Credit Losses	2	2	1	(13)	(2)	85%	NM
Credit Reserve Build / (Release)	(26)	(20)	(16)	2	191	NM	NM
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	-	-	-	-	(2)	NM	NM
Provision for Unfunded Lending Commitments	(1)	(4)	-	(2)	5	NM	NM
Total provisions for credit losses and for benefits and claims	(25)	(22)	(15)	(13)	192	NM	NM
Income from Continuing Operations before Taxes	(56)	111	(36)	(80)	(535)	NM	NM
Income Taxes (Benefits) (2)(3)(4)	(61)	45	(247)	(623)	(198)	68%	NM
Income (Loss) from Continuing Operations	5	66	211	543	(337)	NM	NM
Income (Loss) from Discontinued Operations, net of taxes	(2)	17	(15)	(4)	(18)	NM	NM
Noncontrolling Interests	14	(1)	5	2	(4)	NM	NM
Net Income (Loss)	$(11)	$84	$191	$537	$(351)	NM	NM
EOP Assets (in billions)	$107	$97	$96	$97	$94	(3%)	(12%)
Average Assets (in billions)	99	98	97	95	94	(1%)	(5%)
Return on Average Assets	(0.05%)	0.34%	0.78%	2.24%	(1.50%)
Efficiency Ratio	117%	84%	112%	117%	570%

Consumer - North America - Key Indicators

Average Loans (in billions of dollars)	$13.6	$12.3	$11.2	$10.4	$9.4	(10%)	(31%)
EOP Loans (in billions of dollars)	12.6	12.0	11.0	10.0	9.1	(9%)	(28%)
Net Interest Revenue	104	81	75	77	74	(4%)	(29%)
As a % of Average Loans	3.10%	2.64%	2.66%	2.94%	3.17%
Net Credit Losses (Recoveries)	$1	$4	$1	$(12)	$-	100%	(100%)
As a % of Average Loans	0.03%	0.13%	0.04%	(0.46%)	0.00%
Loans 90+ Days Past Due (4)	$354	$327	$293	$278	$281	1%	(21%)
As a % of EOP Loans	2.97%	2.97%	2.82%	3.02%	3.23%
Loans 30-89 Days Past Due (4)	$348	$334	$288	$295	$252	(15%)	(28%)
As a % of EOP Loans	2.92%	3.04%	2.77%	3.21%	2.90%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.

(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(3)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(4)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $309 million and ($0.7 billion), $273 million and ($0.7 billion), $249 million and ($0.6 billion), $172 million and ($0.4 billion), and $167 million and ($0.4 billion) as of March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, and March 31, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $118 million and ($0.7 billion), $124 million and ($0.7 billion), and $110 million and ($0.6 billion), $55 million and ($0.4 billion), and $58 million and ($0.4 billion) as of March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, and March 31, 2020, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2019	2019	2020(5)	2019	2019	2020(5)	2019		2019		2020(5)
Assets
Deposits with Banks	$171,369	$195,268	$207,130	$607	$603	$527	1.44%		1.23%		1.02%
Securities Borrowed and Purchased under Resale Agreements(6)	275,639	256,022	268,900	1,790	1,451	1,208	2.63%		2.25%		1.81%
Trading Account Assets(7)	220,577	243,597	252,458	1,692	1,957	1,594	3.11%		3.19%		2.54%
Investments	351,008	367,733	381,335	2,578	2,421	2,305	2.98%		2.61%		2.43%
Total Loans (net of Unearned Income)(8)	679,209	692,631	694,675	11,990	11,828	11,268	7.16%		6.78%		6.52%
Other Interest-Earning Assets	66,925	58,609	68,737	483	333	283	2.93%		2.25%		1.66%
Total Average Interest-Earning Assets	$1,764,727	$1,813,860	$1,873,235	$19,140	$18,593	$17,185	4.40%		4.07%		3.69%

Liabilities
Deposits (Excluding Deposit Insurance and FDIC Assessment)	$839,389	$911,039	$934,451	$2,834	$2,753	$2,389	1.37%		1.20%		1.03%
Deposit Insurance and FDIC Assessment	-	-	-	193	200	225
Total Deposits	839,389	911,039	934,451	3,027	2,953	2,614	1.46%		1.29%		1.13%
Securities Loaned and Sold under Repurchase Agreements(6)	183,937	188,153	198,510	1,589	1,320	1,085	3.50%		2.78%		2.20%
Trading Account Liabilities(7)	95,290	78,920	84,500	327	316	239	1.39%		1.59%		1.14%
Short-Term Borrowings	99,180	97,079	106,560	652	489	384	2.67%		2.00%		1.45%
Long-Term Debt(9)	196,963	197,972	202,192	1,722	1,470	1,325	3.55%		2.95%		2.64%
Total Average Interest-Bearing Liabilities	$1,414,759	$1,473,163	$1,526,213	$7,317	$6,548	$5,647	2.10%		1.76%		1.49%

Total Average Interest-Bearing Liabilities (Excluding Deposit Insurance and FDIC Assessment)	$1,414,759	$1,473,163	$1,526,213	$7,124	$6,348	$5,422	2.04%		1.71%		1.43%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,823	$12,045	$11,538	2.72%		2.63%		2.48%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,016	$12,245	$11,763	2.76%		2.68%		2.53%

1Q20 Increase (Decrease) from:							(24)	bps	(15)	bps

1Q20 Increase (Decrease) (Excluding Deposit Insurance and FDIC Assessment) from:							(23)	bps	(15)	bps

(1)Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $64 million for 1Q19, $48 million for 4Q19 and $46 million for 1Q20.

(2)Citigroup average balances and interest rates include both domestic and international operations.

(3)Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)Average rate percentage is calculated as annualized interest over average volumes.

(5)First quarter of 2020 is preliminary.

(6)Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)Nonperforming loans are included in the average loan balances.

(9)Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Global Consumer Banking
North America	$154.1	$153.0	$155.8	$160.5	$166.4	4%	8%
Latin America	22.5	22.9	21.8	23.8	19.8	(17%)	(12%)
Asia (1)	101.8	102.7	102.3	106.7	107.8	1%	6%
Total	278.4	278.6	279.9	291.0	294.0	1%	6%

ICG
North America	348.5	355.9	393.2	374.2	444.6	19%	28%
EMEA	196.7	195.9	194.7	189.9	210.0	11%	7%
Latin America	34.1	34.0	34.3	36.2	36.1	-	6%
Asia	159.3	166.2	172.7	167.4	187.6	12%	18%
Total	738.6	752.0	794.9	767.7	878.3	14%	19%

Corporate/Other	13.4	15.0	13.0	11.9	12.6	6%	(6%)

Total Deposits - EOP	$1,030.4	$1,045.6	$1,087.8	$1,070.6	$1,184.9	11%	15%

Total Deposits - Average	$1,017.1	$1,039.9	$1,066.3	$1,089.5	$1,114.5	2%	10%

Foreign Currency (FX) Translation Impact
Total EOP Deposits - as Reported	$1,030.4	$1,045.6	$1,087.8	$1,070.6	$1,184.9	11%	15%
Impact of FX Translation (2)	(21.3)	(22.3)	(12.7)	(22.8)	-
Total EOP Deposits - Ex-FX (2)	$1,009.1	$1,023.3	$1,075.1	$1,047.8	$1,184.9	13%	17%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the first quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

EOP LOANS

(In billions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Global Consumer Banking

North America
Credit Cards	$135.9	$140.2	$141.5	$149.2	$137.3	(8%)	1%
Retail Banking	47.7	48.2	49.1	50.3	50.8	1%	6%
Total	183.6	188.4	190.6	199.5	188.1	(6%)	2%

Latin America
Credit Cards	5.6	5.7	5.5	6.0	4.5	(25%)	(20%)
Retail Banking	11.3	11.4	11.2	11.7	9.2	(21%)	(19%)
Total	16.9	17.1	16.7	17.7	13.7	(23%)	(19%)

Asia (1)
Credit Cards	18.8	19.2	18.8	19.9	17.3	(13%)	(8%)
Retail Banking	59.1	60.1	60.3	62.8	60.2	(4%)	2%
Total	77.9	79.3	79.1	82.7	77.5	(6%)	(1%)

Total GCB Consumer Loans
Credit Cards	160.3	165.1	165.8	175.1	159.1	(9%)	(1%)
Retail Banking	118.1	119.7	120.6	124.8	120.2	(4%)	2%
Total GCB	278.4	284.8	286.4	299.9	279.3	(7%)	-

Total Corporate/Other - Consumer	12.6	11.7	11.0	9.6	9.1	(5%)	(28%)
Total Consumer Loans	$291.0	$296.5	$297.4	$309.5	$288.4	(7%)	(1%)

Corporate Loans - by Region
North America	$190.5	$191.4	$190.9	$190.9	$223.5	17%	17%
EMEA	86.0	87.8	91.9	87.4	93.8	7%	9%
Latin America	41.2	40.2	38.1	39.1	41.3	6%	-
Asia	73.7	72.8	73.4	72.5	74.0	2%	-
Total Corporate Loans	391.4	392.2	394.3	389.9	432.6	11%	11%

Corporate Loans - by Product
Corporate Lending	162.0	159.6	156.9	152.6	192.2	26%	19%
Private Bank	99.6	102.6	105.3	109.0	112.0	3%	12%
Treasury and Trade Solutions	77.5	77.2	76.7	74.7	75.5	1%	(3%)
Markets and Securities Services	52.3	52.8	55.4	53.6	52.9	(1%)	1%
Total Corporate Loans	391.4	392.2	394.3	389.9	432.6	11%	11%

Total Loans	$682.3	$688.7	$691.7	$699.5	$721.0	3%	6%

Foreign Currency (FX) Translation Impact
Total EOP Loans - as Reported	$682.3	$688.7	$691.7	$699.5	$721.0	3%	6%
Impact of FX Translation (2)	(14.6)	(14.8)	(8.8)	(15.5)	-
Total EOP Loans - Ex-FX (2)	$667.7	$673.9	$682.9	$684.0	$721.0	5%	8%

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the first quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+ DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2019	2019	2019	2019	2020	2020
Global Consumer Banking(2)
Total	$2,505	$2,426	$2,470	$2,737	$2,603	$279.3
Ratio	0.90%	0.85%	0.86%	0.91%	0.93%

Retail Banking(2)
Total	$394	$416	$392	$438	$429	$120.2
Ratio	0.34%	0.35%	0.33%	0.35%	0.36%
North America(2)	$132	$133	$125	$146	$161	$50.8
Ratio	0.28%	0.28%	0.26%	0.29%	0.32%
Latin America	$95	$108	$97	$106	$90	$9.2
Ratio	0.84%	0.95%	0.87%	0.91%	0.98%
Asia(3)	$167	$175	$170	$186	$178	$60.2
Ratio	0.28%	0.29%	0.28%	0.30%	0.30%

Cards
Total	$2,111	$2,010	$2,078	$2,299	$2,174	$159.1
Ratio	1.32%	1.22%	1.25%	1.31%	1.37%
North America - Citi-Branded	$828	$799	$807	$915	$891	$88.4
Ratio	0.95%	0.88%	0.88%	0.95%	1.01%
North America - Retail Services	$918	$840	$923	$1,012	$958	$48.9
Ratio	1.88%	1.69%	1.85%	1.91%	1.96%
Latin America	$165	$169	$152	$165	$121	$4.5
Ratio	2.95%	2.96%	2.76%	2.75%	2.69%
Asia(3)	$200	$202	$196	$207	$204	$17.3
Ratio	1.06%	1.05%	1.04%	1.04%	1.18%

Corporate/Other - Consumer(2)	$354	$327	$293	$278	$281	$9.1
Ratio	2.97%	2.97%	2.82%	3.02%	3.23%

Total Citigroup(2)	$2,859	$2,753	$2,763	$3,015	$2,884	$288.4
Ratio	0.99%	0.93%	0.93%	0.98%	1.00%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2019	2019	2019	2019	2020	2020

Global Consumer Banking(2)
Total	$2,751	$2,783	$2,956	$3,001	$2,870	$279.3
Ratio	0.99%	0.98%	1.03%	1.00%	1.03%

Retail Banking(2)
Total	$744	$831	$803	$816	$794	$120.2
Ratio	0.63%	0.70%	0.67%	0.66%	0.66%
North America(2)	$263	$341	$313	$334	$298	$50.8
Ratio	0.56%	0.72%	0.65%	0.67%	0.59%
Latin America	$185	$191	$191	$180	$140	$9.2
Ratio	1.64%	1.68%	1.71%	1.54%	1.52%
Asia (3)	$296	$299	$299	$302	$356	$60.2
Ratio	0.50%	0.50%	0.50%	0.48%	0.59%

Cards
Total	$2,007	$1,952	$2,153	$2,185	$2,076	$159.1
Ratio	1.25%	1.18%	1.30%	1.25%	1.30%
North America - Citi-Branded	$731	$705	$800	$814	$770	$88.4
Ratio	0.84%	0.78%	0.87%	0.85%	0.87%
North America - Retail Services	$859	$831	$943	$945	$903	$48.9
Ratio	1.76%	1.68%	1.89%	1.79%	1.85%
Latin America	$161	$159	$161	$159	$132	$4.5
Ratio	2.88%	2.79%	2.93%	2.65%	2.93%
Asia (3)	$256	$257	$249	$267	$271	$17.3
Ratio	1.36%	1.34%	1.32%	1.34%	1.57%

Corporate/Other - Consumer(2)	$348	$334	$288	$295	$252	$9.1
Ratio	2.92%	3.04%	2.77%	3.21%	2.90%

Total Citigroup(2)	$3,099	$3,117	$3,244	$3,296	$3,122	$288.4
Ratio	1.07%	1.05%	1.10%	1.07%	1.09%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS Page 1

(In millions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Total Citigroup
Allowance for Loan Losses at Beginning of Period(1)	$12,315	$12,329	$12,466	$12,530	$12,783
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	-	4,201	NM	NM
Adjusted Balance, Beginning of Period	12,315	12,329	12,466	12,530	16,984	36%	38%

Gross Credit (Losses)	(2,345)	(2,354)	(2,281)	(2,361)	(2,479)	(5%)	(6%)
Gross Recoveries	397	391	368	417	371	(11%)	(7%)
Net Credit (Losses) / Recoveries (NCLs)	(1,948)	(1,963)	(1,913)	(1,944)	(2,108)	8%	8%
NCLs	1,948	1,963	1,913	1,944	2,108	8%	8%
Net Reserve Builds / (Releases)	67	53	132	112	4,112	NM	NM
Net Specific Reserve Builds / (Releases)	(71)	73	17	67	224	NM	NM
Provision for Loan Losses	1,944	2,089	2,062	2,123	6,444	NM	NM
Other(2)(3)(4)(5)(6)(7)	18	11	(85)	74	(479)	NM	NM
Allowance for Loan Losses at End of Period(1) (a)	$12,329	$12,466	$12,530	$12,783	$20,841

Allowance for Unfunded Lending Commitments(8) (a)	$1,391	$1,376	$1,385	$1,456	$1,813

Provision (Release) for Unfunded Lending Commitments	$24	$(15)	$9	$74	$557

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,720	$13,842	$13,915	$14,239	$22,654

Total Allowance for Loan Losses as a Percentage of Total Loans(9)	1.82%	1.82%	1.82%	1.84%	2.91%

Consumer
Allowance for Loan Losses at Beginning of Period(1)	$9,504	$9,598	$9,679	$9,727	$9,897
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	-	4,922	NM	NM
Adjusted Balance, Beginning of Period	9,504	9,598	9,679	9,727	14,819	52%	56%

Net Credit Losses (NCLs)	(1,869)	(1,874)	(1,803)	(1,830)	(1,981)	8%	6%
NCLs	1,869	1,874	1,803	1,830	1,981	8%	6%
Net Reserve Builds / (Releases)	63	3	95	107	2,844	NM	NM
Net Specific Reserve Builds / (Releases)	8	70	18	11	176	NM	NM
Provision for Loan Losses	1,940	1,947	1,916	1,948	5,001	NM	NM
Other(2)(3)(4)(5)(6)(7)	23	8	(65)	52	(449)	NM	NM
Allowance for Loan Losses at End of Period(1) (b)	$9,598	$9,679	$9,727	$9,897	$17,390

Consumer Allowance for Unfunded Lending Commitments(8) (b)	$-	$-	$2	$4	$-

Provision (Release) for Unfunded Lending Commitments	$(3)	$-	$2	$2	$(1)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,598	$9,679	$9,729	$9,901	$17,390

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans	3.30%	3.26%	3.27%	3.20%	6.03%

Corporate
Allowance for Loan Losses at Beginning of Period(1)	$2,811	$2,731	$2,787	$2,803	$2,886
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	-	(721)	NM	NM
Adjusted Balance, Beginning of Period	2,811	2,731	2,787	2,803	2,165	(23%)	(23%)

Net Credit (Losses) / Recoveries (NCLs)	(79)	(89)	(110)	(114)	(127)	11%	61%
NCLs	79	89	110	114	127	11%	61%
Net Reserve Builds / (Releases)	4	50	37	5	1,268	NM	NM
Net Specific Reserve Builds / (Releases)	(79)	3	(1)	56	48	(14%)	NM
Provision for Loan Losses	4	142	146	175	1,443	NM	NM
Other(2)	(5)	3	(20)	22	(30)
Allowance for Loan Losses at End of Period(1) (c)	$2,731	$2,787	$2,803	$2,886	$3,451

Corporate Allowance for Unfunded Lending Commitments(8) (c)	$1,391	$1,376	$1,383	$1,452	$1,813

Provision (Release) for Unfunded Lending Commitments	$27	$(15)	$7	$72	$558

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$4,122	$4,163	$4,186	$4,338	$5,264

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans(9)	0.70%	0.72%	0.72%	0.75%	0.81%

Footnotes to these tables are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the tables on the prior page (page 23).

(1)

On January 1, 2020, Citi adopted Accounting Standards Update (ASC) 326, Financial Instruments – Credit Losses (CECL). The ASU introduces a new credit loss methodology requiring earlier recognition of credit losses while also providing additional transparency about credit risk. On January 1, 2020, Citi recorded a $4.2 billion, or an approximate 29%, pretax increase in the Allowance for credit losses, along with a $3.1 billion after-tax decrease in Retained earnings and a deferred tax asset increase of $1.1 billion. This transition impact reflects (i) a $4.9 billion build to the Allowance for credit losses for Citi’s consumer exposures, primarily driven by the impact on credit card receivables of longer estimated tenors under the CECL lifetime expected credit loss methodology compared to shorter estimated tenors under the probable loss methodology under prior U.S. GAAP, net of recoveries; and (ii) a release of $0.8 billion of reserves related to Citi’s corporate net loan loss exposures, largely due to more precise contractual maturities that result in shorter remaining tenors, incorporation of recoveries and use of more specific historical loss data based on an increase in portfolio segmentation across industries and geographies.Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb losses in the portfolios. The balances on page 23 do not include approximately $0.1 billion of allowance for HTM debt securities and other assets at March 31, 2020.

(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)	1Q19 Consumer includes an increase of approximately $26 million related to FX translation.

(4)	2Q19 Consumer includes an increase of approximately $13 million related to FX translation.

(5)	3Q19 Consumer includes a decrease of approximately $65 million related to FX translation.

(6)

4Q19 Consumer includes a reduction of approximately $33 million related to the sale or transfers to HFS of various loan portfolios. In addition, the fourth quarter includes an increase of approximately $86 million related to FX translation.

(7)	1Q20 Consumer includes a decrease of approximately $456 million related to FX translation. The Corporate Allowance is predominantly sourced in U.S. dollars.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)

March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 exclude $3.9 billion, $3.8 billion, $3.8 billion, $4.1 billion and $4.0 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES

(In millions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19

Global Consumer Banking
Net Credit Losses	$1,868	$1,870	$1,802	$1,842	$1,983	8%	6%
Credit Reserve Build / (Release)	96	94	129	120	2,829	NM	NM
North America
Net Credit Losses	1,408	1,417	1,350	1,408	1,526	8%	8%
Credit Reserve Build / (Release)	118	81	161	109	2,362	NM	NM
Retail Banking
Net Credit Losses	39	40	40	42	37	(12%)	(5%)
Credit Reserve Build / (Release)	(3)	(4)	(1)	(2)	178	NM	NM
Citi-Branded Cards
Net Credit Losses	706	723	712	723	795	10%	13%
Credit Reserve Build / (Release)	76	64	141	115	1,294	NM	NM
Citi Retail Services
Net Credit Losses	663	654	598	643	694	8%	5%
Credit Reserve Build / (Release)	45	21	21	(4)	890	NM	NM
Latin America
Net Credit Losses	296	279	275	259	277	7%	(6%)
Credit Reserve Build / (Release)	(2)	3	(34)	(5)	265	NM	NM
Retail Banking
Net Credit Losses	136	123	119	116	130	12%	(4%)
Credit Reserve Build / (Release)	1	(14)	(28)	(22)	122	NM	NM
Citi-Branded Cards
Net Credit Losses	160	156	156	143	147	3%	(8%)
Credit Reserve Build / (Release)	(3)	17	(6)	17	143	NM	NM
Asia (1)
Net Credit Losses	164	174	177	175	180	3%	10%
Credit Reserve Build / (Release)	(20)	10	2	16	202	NM	NM
Retail Banking
Net Credit Losses	58	62	66	69	68	(1%)	17%
Credit Reserve Build / (Release)	4	3	5	7	107	NM	NM
Citi-Branded Cards
Net Credit Losses	106	112	111	106	112	6%	6%
Credit Reserve Build / (Release)	(24)	7	(3)	9	95	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	78	91	110	115	127	10%	63%
Credit Reserve Build / (Release)	(74)	52	36	57	1,316	NM	NM

Corporate / Other
Net Credit Losses	2	2	1	(13)	(2)	85%	NM
Credit Reserve Build / (Release)	(26)	(20)	(16)	2	191	NM	NM

Total Provision for Loan Losses	$1,944	$2,089	$2,062	$2,123	$6,444	NM	NM

(1)	Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q20 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2019	2019	2019	2019	2020	4Q19	1Q19
Non-Accrual Loans(1)
Corporate Non-Accrual Loans by Region
North America	$1,061	$913	$1,056	$1,214	$1,138	(6%)	7%
EMEA	317	321	307	430	720	67%	NM
Latin America	305	353	399	473	447	(5%)	47%
Asia	49	80	84	71	179	NM	NM
Total	$1,732	$1,667	$1,846	$2,188	$2,484	14%	43%

Consumer Non-Accrual Loans by Region(2)
North America	$1,090	$1,082	$1,013	$905	$926	2%	(15%)
Latin America	614	629	595	632	489	(23%)	(20%)
Asia(3)	251	260	258	279	284	2%	13%
Total	$1,955	$1,971	$1,866	$1,816	$1,699	(6%)	(13%)

Other Real Estate Owned (OREO)(4)
Institutional Clients Group	$31	$34	$20	$18	$19	6%	(39%)
Global Consumer Banking	18	11	10	6	4	(33%)	(78%)
Corporate/Other	49	37	42	37	27	(27%)	(45%)
Total	$98	$82	$72	$61	$50	(18%)	(49%)

OREO by Region
North America	$63	$47	$51	$39	$35	(10%)	(44%)
EMEA	1	1	1	1	1	-	-
Latin America	13	14	14	14	6	(57%)	(54%)
Asia	21	20	6	7	8	14%	(62%)
Total	$98	$82	$72	$61	$50	(18%)	(49%)

Non-Accrual Assets (NAA)(5)
Corporate Non-Accrual Loans	$1,732	$1,667	$1,846	$2,188	$2,484	14%	43%
Consumer Non-Accrual Loans	1,955	1,971	1,866	1,816	1,699	(6%)	(13%)
Non-Accrual Loans (NAL)	3,687	3,638	3,712	4,004	4,183	4%	13%
OREO	98	82	72	61	50	(18%)	(49%)
Non-Accrual Assets (NAA)	$3,785	$3,720	$3,784	$4,065	$4,233	4%	12%

NAL as a % of Total Loans	0.54%	0.53%	0.54%	0.57%	0.58%
NAA as a % of Total Assets	0.19%	0.19%	0.19%	0.21%	0.19%

Allowance for Loan Losses as a % of NAL	334%	343%	338%	319%	498%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	For 4Q19 and prior, excludes Statement of Position (SOP) 03-3 purchased distressed loans. For 1Q20, non-accrual loans include purchased credit default loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
Common Equity Tier 1 Capital Ratio and Components(1)	2019	2019	2019	2019	2020(2)
Citigroup Common Stockholders' Equity(3)	$178,427	$179,534	$177,052	$175,414	$174,503
Add: Qualifying noncontrolling interests	144	154	145	154	138
Regulatory Capital Adjustments and Deductions:
Add:
CECL transition and 25% provision deferral(4)	-	-	-	-	4,316
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax(5)	(442)	75	328	123	2,020
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax(6)	(67)	(85)	181	(679)	2,838
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,768	21,793	21,498	21,066	20,123
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,390	4,264	4,132	4,087	3,953
Defined benefit pension plan net assets	811	969	990	803	1,052
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	11,756	11,547	11,487	12,370	12,259
Common Equity Tier 1 Capital (CET1)	$140,355	$141,125	$138,581	$137,798	$136,712
Risk-Weighted Assets (RWA)(4)(9)	$1,178,628	$1,187,328	$1,197,050	$1,166,523	$1,224,218
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.91%	11.89%	11.58%	11.81%	11.2%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$140,355	$141,125	$138,581	$137,798	$136,712
Additional Tier 1 Capital (AT1)(8)	18,002	17,981	19,452	18,007	17,600
Total Tier 1 Capital (T1C) (CET1 + AT1)	$158,357	$159,106	$158,033	$155,805	$154,312
Total Leverage Exposure (TLE)(4)(9)	$2,463,603	$2,499,787	$2,520,352	$2,507,891	$2,586,513
Supplementary Leverage Ratio (T1C/TLE)	6.43%	6.36%	6.27%	6.21%	6.0%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common Stockholders' Equity	$178,272	$179,379	$176,893	$175,262	$174,351
Less:
Goodwill	22,037	22,065	21,822	22,126	21,264
Intangible assets (other than MSRs)	4,645	4,518	4,372	4,327	4,193
Tangible Common Equity (TCE)	$151,590	$152,796	$150,699	$148,809	$148,894
Common Shares Outstanding (CSO)	2,312.5	2,259.1	2,183.2	2,114.1	2,081.8
Book Value Per Share (Common Equity/CSO)	$77.09	$79.40	$81.02	$82.90	$83.75
Tangible Book Value Per Share (TCE/CSO)	$65.55	$67.64	$69.03	$70.39	$71.52

(1)	See footnote 3 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)

Citi has elected to apply the modified transition provision related to the impact of the CECL accounting standard on regulatory capital, as provided by the U.S. banking agencies’ March 2020 interim final rule. Under the modified CECL transition provision, the allowance for credit losses (after-tax) upon the January 1, 2020 CECL adoption date have been deferred and will phase-in to regulatory capital at 25% per year commencing January 1, 2022. For the ongoing impact of CECL, Citi is allowed to adjust the allowance for credit losses in an amount equal to 25% of the change in the allowance for credit losses (pre-tax) recognized through earnings for each period between January 1, 2020 and December 31, 2021. The cumulative adjustments to the allowance for credit losses between January 1, 2020 and December 31, 2021 will also phase-in to regulatory capital at 25% per year commencing January 1, 2022, along with the deferred impacts related to the January 1, 2020 CECL adoption date. The corresponding adjustments on average on-balance sheet assets are also reflected in Total Leverage Exposure. Additionally, the increase in DTAs arising from temporary differences upon the January 1, 2020 CECL adoption date has been deducted from RWA and will phase-in to RWA at 25% per year commencing January 1, 2022.

(5)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(8)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(9)

RWA and TLE exclude assets acquired pursuant to a non-recourse loan provided under the Money Market Mutual Fund Liquidity Facility, as permitted by the U.S. banking agencies’ March 2020 interim final rule.

Reclassified to conform to the current period's presentation.